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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

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                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 1, 2006


                     PERFORMANCE TECHNOLOGIES, INCORPORATED

                         Commission file number 0-27460


           Incorporated pursuant to the Laws of the State of Delaware


        Internal Revenue Service - Employer Identification No. 16-1158413


                205 Indigo Creek Drive, Rochester, New York 14626


                                  (585)256-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Attached to this Current Report on Form 8-K, as Exhibit 99.1, is a form of stock option award notice utilized by Performance Technologies, Incorporated to grant stock options to employees, including its executive officers, pursuant to the Performance Technologies, Incorporated 2003 Omnibus Incentive Plan, a copy of which was filed as Exhibit 4.5 to the Registration Statement on Form S-8 (Registration No. 333-113330) filed by Performance
Technologies, Incorporated with the Securities and Exchange Commission on
March 5, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PERFORMANCE TECHNOLOGIES, INCORPORATED

June 1, 2006                   By   /s/ Michael P. Skarzynski
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                                        Michael P. Skarzynski
                                        President and Chief Executive Officer

June 1, 2006                   By   /s/ Dorrance W. Lamb
                                        ----------------
                                        Dorrance W. Lamb
                                        Chief Financial Officer and Senior Vice
                                        President of Finance

                                                                   Exhibit 99.1



                                  AWARD NOTICE

                      NOTICE OF NON-QUALIFIED STOCK OPTION
                             GRANTED PURSUANT TO THE
                     PERFORMANCE TECHNOLOGIES, INCORPORATED
                           2003 OMNIBUS INCENTIVE PLAN



                  Grantee:
                          ---------------------------------------------

         Number of Shares:
                           --------------------------------------------

             Option Price:
                           --------------------------------------------

            Date of Grant:
                           --------------------------------------------



         1. Grant of Option. This Award Notice serves to notify you that the Stock Option Committee (the "Committee") of the Board of Directors of Performance Technologies, Incorporated (the "Company") has granted to you, under the Company's 2003 Omnibus Incentive Plan (the "Plan"), a non-qualified stock option (the "Option") to purchase, on the terms and conditions set forth in this Award Notice and the Plan, up to the number of shares of its Common Stock, $.01 par value per share (the "Common Stock") and at the price per share set forth above. The Plan is incorporated herein by reference and made a part of this Award Notice. Capitalized terms not defined herein have the respective meanings set forth in the Plan.

         2. Period of Option and Limitations on Right to Exercise.
Unless the Option is previously terminated pursuant to the terms of the Plan or this Award Notice, the Option will expire at 5:00 p.m., Eastern Standard Time, on the month and day that is ten (10) years from the Date of Grant (the "Expiration Date").

         3. Exercise of Option.

         (a) Vesting Schedule. Subject to the terms of the Plan and this Award Notice, provided you are still a full-time employee of the Company at that time, the Option will vest and become exercisable pro rata with respect to _____ of the shares subject to the Option on each of the first, second, third, fourth, and fifth anniversaries of the Date of Grant. For example, provided you remain employed by the company at the time, _____ of the total number of shares of Common Stock subject to the Option will be vested one year after the Date of Grant, _____ of the total number of shares of Common Stock subject to the Option will be vested two years after the Date of Grant, _____ of the total number of shares of Common Stock subject to the Option will be vested three years after the Date of Grant, and so on, such that all of the shares of Common Stock subject to the Option will be vested five years after the Date of Grant. The option may be exercised with respect to any vested shares, in whole or in part, with a minimum exercise of 100 shares or the total exercisable number of shares if less than 100 shares, by you providing a notice of exercise to the Company and payment in accordance with the forms and procedures established by the Committee and in effect on the date of exercise.

         (b) Accelerated Vesting if EPS Equals or Exceeds $0.50/Share.
If the Company's audited after tax earnings per share for the fiscal year ended
(i) December 31, 2007, (ii) December 31, 2008, (iii) December 31, 2009 or
(iv) December 31, 2010, are equal to or exceed $0.50 per share (as adjusted to reflect any stock splits, recapitalizations or the like following the date hereof), then, notwithstanding the vesting schedule in Section 3(a) of this Award Notice, but otherwise subject to the terms of the Plan and this Award Notice, as of the date such earnings per share are first disclosed to the public, 100% of the as yet unvested shares subject to the Option shall immediately vest and become exercisable, provided you are still a full-time employee of the Company at that time.

         4. Effect of Certain Events.

         (a) Death. In the event of your death prior to the complete exercise of the Option, your designated beneficiary or, in the absence of such beneficiary, your duly qualified personal representative may exercise the Option to purchase any vested shares available under the Option until the earlier of the Expiration Date or one year after your death. Upon your death, the Option shall terminate with respect to any unvested shares under the Option.

         (b) Disability. In the event of your Disability prior to the complete exercise of the Option, you may exercise the Option to purchase any vested shares available under the Option until the earlier of the Expiration Date or one year after the date of your Disability. Upon the date of your Disability, the Option shall terminate with respect to any unvested shares under the Option.

         (c) Retirement or Approved Reason. Upon your Retirement or in the event of termination for an Approved Reason, you may exercise the Option to purchase any vested shares available under the Option until the earlier of the Expiration Date or one year after the date of your Retirement or termination for an Approved Reason. Upon your Retirement or termination for an Approved Reason, the Option shall terminate with respect to any unvested shares under the Option.

         (d) Other Termination. Upon your termination from the Company for any reason other than your Death, Disability, Retirement or termination for an Approved Reason, you may exercise the Option to purchase any vested shares available under the Option until the earlier of the Expiration Date or 30 days after the date of your termination. Upon your termination, the Option shall terminate with respect to any unvested shares under the Option.

         (e) Change of Control. Notwithstanding the vesting schedule set forth in Section 3 of this Award Notice, upon a "Change of Control," the Option shall become fully vested and immediately exercisable for the total number of shares available under the Option. For purposes of this Award Notice, "Change of Control" means (i) any "person" within the meaning of
Section 14(d) of the Exchange Act, other than the Company, a subsidiary, or any employee benefit plan(s) sponsored by the Company or any subsidiary, is or has become the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of 51 percent or more of the combined voting power of the outstanding securities of the Company ordinarily having the right to vote at the election of directors; (ii) individuals who constitute the Board on the Date of Grant (the "Incumbent Board") have ceased for any reason to constitute at least a majority thereof (or a majority of the Board as then constituted), provided that any person becoming a director subsequent to the Date of Grant whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least three-quarters (3/4) of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; (iii) the closing of a reorganization, merger or consolidation of the Company, other than one with respect to which all or substantially all of those persons who were the beneficial owners, immediately prior to such reorganization, merger or consolidation, of outstanding securities of the Company ordinarily having the right to vote in the election of directors own, immediately after such transaction, more than three-quarters (3/4) of the outstanding securities of the resulting corporation ordinarily having the right to vote in the election of directors;
(iv) the closing of a sale or other disposition of all or substantially all of the assets of the Company, other than to a subsidiary; or (v) the complete liquidation and dissolution of the Company.

         5. Limitation of Rights. You will not have any rights as a stockholder with respect to the shares covered by the Option until you become the holder of record of such shares by exercising the Option. Neither the Plan, the granting of the Option nor this Award Notice gives you any right to remain employed by the Company or a Subsidiary.

         6. Restrictions on Issuance of Shares. If at any time the Company determines that listing, registration or qualification of the shares covered by the Option upon any securities exchange or under any state or federal law, or the approval of any governmental agency, is necessary or advisable as a condition to the exercise of the Option, the Option may not be exercised in whole or in part unless and until such listing, registration, qualification or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

         7. Restriction on Transfers. You may not make any sale or other distribution or disposition of any shares of Common Stock acquired by you pursuant to the exercise of all or any part of the Option unless (i) a registration statement with respect to such shares is in effect at the time of such sale, distribution or disposition and the Company shall have received proof satisfactory to it that there has been compliance with applicable state law, or (ii)the Company shall have received an opinion of counsel satisfactory to it that no violation of the Securities Act of 1933, as amended, or applicable state law will be involved in such transfer.

         8. Plan Controls. The Option is subject to all of the provisions of the Plan, which is hereby incorporated by reference, and is further subject to all the interpretations, amendments, rules and regulations that may from time to time be promulgated and adopted by the Committee pursuant to the Plan. In the event of any conflict among the provisions of (i) the Plan or (ii) this Award Notice, the provisions of the Plan will be controlling and determinative.

IN WITNESS WHEREOF, the Company has caused this agreement to be executed on its behalf by its duly authorized officer, sealed with its corporate seal, attested to by an authorized officer, and the Optionee has hereunto set his hand, the day and year written below.

                                 ACKNOWLEDGEMENT

         The undersigned Grantee acknowledges receipt of a copy of the Plan, and understands and agrees to the terms of this Award Notice and the Plan. The Grantee further acknowledges that as of the Date of Grant, this Award Notice sets forth the entire understanding between the Grantee and the Company regarding the acquisition of Common Stock and supersedes all prior oral and written agreements on that subject, with the exception of any other awards under the Plan made to the Grantee contemporaneously with this Option.

Date:
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                                                     Grantee:




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PERFORMANCE TECHNOLOGIES, INCORPORATED


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Chief Executive Officer



ATTEST:
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